                             THIRD AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                               FOR WARREN GERLEIT

     Upon mutual consent and for valuable consideration hereby recognized, this Third Amendment to the Executive Supplemental Retirement Income Agreement (the "Agreement") for Warren Gerleit (the "Executive"), dated this 21st day of June, 2002, is for the purpose of amending the Agreement as follows:

     PARAGRAPH 3 of EXHIBIT A to the Agreement shall be amended, in part, to read as follows:

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to One Hundred and Twenty-One Thousand and Fifteen Dollars ($121,015) at age 65 if paid entirely from the Accrued Benefit Account or Seventy-Seven Thousand Four Hundred and Fifty Dollars ($77,450) at age 65 if paid from the Retirement Income Trust Fund.

     PARAGRAPH 4 of EXHIBIT A to the Agreement shall be amended to read as follows:

                 Plan Year                         Amount
                 ---------                         ------
                   1997                           $11,867
                   1998                            16,684
                   1999                            19,371
                   2000                            22,390
                   2001                            30,270
                   2002                            50,731
                   2003                            57,541
                   2004                            65,069
                   2005                            73,385
                   2006                            82,564
                   2007                            92,686
                   2008                           103,840
                   2009                           116,123
                   2010                           129,638
                   2011                           144,501
                   2012                           131,367

         IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Third Amendment to be executed on this, the 21st day of June, 2002.


WITNESS:                                  UNITEDTRUST BANK:

/s/  Alfred J. Soles                      By:/s/  Ralph L. Straw, Jr.
-----------------------------                --------------------------------
                                          Title:   EVP, Gen. Counsel & Sect.
                                                -----------------------------

WITNESS:                                  UNITEDTRUST BANCORP

/s/  Alfred J. Soles                      By:/s/  Ralph L. Straw, Jr.
-----------------------------                --------------------------------
                                          Title:   VP, Gen. Counsel & Sect.
                                                -----------------------------

WITNESS:                                  EXECUTIVE:


/s/  Barbara Amato                        /s/ Warrant T. Gerleit
-----------------------------             -----------------------------------


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